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                                                                  EXHIBIT 10.30

                                                                  Execution Copy

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of March 12, 1997, but effective as of January 1, 1997, by and among PNI SYSTEMS, LLC, a Georgia limited liability company (the "Company"), PREFERRED NETWORKS, INC., a Delaware corporation (the "Parent", the Parent, together with the Company, the "Borrowers"), and NATIONSBANK, N.A. (SOUTH) (the "Lender").

         WHEREAS, the Borrowers and the Lender entered into that certain Credit Agreement dated as of August 8, 1996 (the "Credit Agreement"); and

         WHEREAS, the Borrowers and the Lender desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

          Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

         (a) The Credit Agreement is amended by deleting subsection (I) of
Section 6.12 in its entirety and substituting in its place the following:

                  (1) Opinions of Counsel. (i) An opinion of counsel to the Loan Parties regarding (A) the due organization of each such New Subsidiary; (B) the corporate authority of any New Subsidiary or other Loan Party delivering a Loan Document pursuant to this Section; (C) the execution, delivery and enforceability of such Loan Documents; (D) noncontravention of Applicable Law by such Acquisition or by the execution, delivery and performance by such New Subsidiary and such Loan Parties of such Loan Documents; (E) validity and perfection of any security interests granted under any Security Document delivered under this Section and (F) such other matters as the Lender or its counsel may reasonably request and (ii) a letter from legal counsel to the selling parties in such Acquisition allowing the Lender to rely on the legal opinion of such counsel delivered in connection with such Acquisition.

        (b) The Credit Agreement is amended by deleting Section 8.1 in its entirety and substituting in its place the following:

                  The Parent and its Subsidiaries must at all times hold on a consolidated basis cash and Cash Equivalents in an aggregate amount greater than or equal to (a) $600,000 for the period commencing January 1, 1997 through and including May 28, 1997 and (b) at all times after May 28, 1997, the projected consolidated Debt Service of the Parent and its Subsidiaries for the period commencing on the date of determination through the Termination Date.



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         Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Lender of each of the following, each in form and substance satisfactory to the Lender:

         (a) A counterpart of this Amendment duly executed by the Company, the Parent and each Guarantor; and

         (b) Such other documents, instruments and agreements as the Lender may reasonably request.

         Section 3. Representations. Each of the Borrowers represents and warrants to the Lender that:

         (a) Authorization; No Conflict The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms (a) have been duly authorized by all requisite corporate and, to the extent required, stockholder action (or membership action in the case of a limited liability company) on the part of each Borrower and
(b) will not (i) violate any provision of Applicable Law, or any order of any Governmental Authority or any provision of the certificate in incorporation, articles of organization or other comparable organizational instrument or by-laws or operating agreement of either Borrower, (ii) violate, conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or an event of default under any Material Contract to which either Borrower is a party or by which each Borrower or any of its property is or may be bound, or (iii) result in the creation or imposition of any Lien upon any property or assets of the Borrowers.

         (b) Enforceability. This Amendment has been duly executed and delivered by a duly authorized officer of each Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting generally the enforcement of creditors' rights and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

         Section 4. Reaffirmation by Borrowers. Each Borrower hereby repeats and reaffirms all representations and warranties made by such Borrower to the Lender in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

         Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

         Section 6. Expenses. The Company shall reimburse the Lender upon demand for all costs and expenses (including attorneys' fees) incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

         Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.




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         Section 8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         Section 10. Counterparts. This Agreement may be executed in any number of counterparts, each of which need not contain the signature of more than one party and all of which taken together shall constitute one and the same original instrument.

          Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed as of the date first above written.

                                     THE PARENT:

                                     PREFERRED NETWORKS, INC.


                                     By: /s/ Michael J. Saner
                                       --------------------------------
                                       Name: Michael J. Saner
                                             --------------------------
                                       Title: President
                                             --------------------------

                                     THE COMPANY:

                                     PNI SYSTEMS, LLC

                                     By:  Preferred Networks, Inc., its Manager

                                     By: /s/ Mark H. Dunaway
                                        -------------------------------
                                       Name: Mark H. Dunaway
                                             --------------------------
                                       Title: CEO of Preferred Networks, Inc.
                                             --------------------------

                                     THE LENDER:

                                     NATIONSBANK, N.A. (SOUTH)

                                     By: /s/ Michael S. Paulson
                                       --------------------------------
                                       Name: Michael S. Paulson
                                             --------------------------
                                       Title: Assistant Vice President
                                             --------------------------